Property, Plant, and Equipment	12 Months Ended
Mar. 31, 2012
Property, Plant, and Equipment
Property, Plant, and Equipment

6.  Property, Plant, and Equipment

Property, plant, and equipment is stated at cost and depreciated over estimated useful lives. Machinery and test equipment is depreciated using the double declining balance method at most of ATK’s facilities, and using the straight-line method at other ATK facilities. Other depreciable property is depreciated using the straight-line method. Machinery and equipment are depreciated over one to 30 years and buildings and improvements are depreciated over one to 45 years. Depreciation expense was $98,037 in fiscal 2012, $100,041 in fiscal 2011, and $93,739 in fiscal 2010.

ATK reviews property, plant, and equipment for impairment when indicators of potential impairment are present. When such impairment is identified, it is recorded as a loss in that period.  Maintenance and repairs are charged to expense as incurred.  Major improvements that extend useful lives are capitalized and depreciated. The cost and accumulated depreciation of property, plant and equipment retired or otherwise disposed of are removed from the related accounts, and any residual values are charged or credited to income.

Property, plant, and equipment consists of the following:

	March 31
	2012	2011
Land	$38,601	$32,295
Buildings and improvements	315,179	297,924
Machinery and equipment	1,146,284	1,089,247
Property not yet in service	48,215	49,244
Gross property, plant, and equipment	1,548,279	1,468,710
Less accumulated depreciation	(943,781)	(880,961)
Net property, plant, and equipment	$604,498	$587,749